UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

January 16, 2026
Date of Report (Date of earliest event reported)

SUNOCO LP
(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400
Dallas	,	Texas	75225
(Address of principal executive offices, including zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
As previously reported in the Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2025 (the “Previous Form 8-K”), SunocoCorp LLC, a Delaware limited liability company (“SunocoCorp”), and Sunoco LP, a Delaware limited partnership (“Sunoco”), completed on October 31, 2025 the strategic transaction contemplated by the previously announced Arrangement Agreement, dated as of May 4, 2025 (as amended on May 26, 2025 and October 10, 2025, the “Arrangement Agreement”), by and among SunocoCorp, Sunoco, Parkland Corporation, an Alberta corporation (“Parkland”), and 2709716 Alberta ULC, an Alberta unlimited liability corporation. In accordance with the Arrangement Agreement and pursuant to the Plan of Arrangement attached thereto, Sunoco acquired all of the issued and outstanding common shares of Parkland by way of a court-approved plan of arrangement under Section 193 of the Business Corporations Act (Canada) and Parkland became an indirect, wholly owned subsidiary of Sunoco.
Sunoco is filing this Current Report on Form 8-K to amend and supplement the unaudited consolidated financial statements of Parkland and the unaudited pro forma combined financial information, both of which were filed under Item 9.01 in the Previous Form 8-K, providing certain unaudited pro forma condensed combined financial information of Sunoco, as of and for the nine months ended September 30, 2025, as described in Item 9.01 below, which are incorporated into this Item 8.01 by reference.
Item 9.01.    Financial Statements and Exhibits.
(a)  Financial Statements of Business Acquired.
The audited consolidated financial statements of Parkland for the years ended December 31, 2024 and December 31, 2023, and the accompanying notes thereto, were previously filed with the SEC as part of the Current Report on Form 8-K filed by Sunoco on September 4, 2025 and pursuant to General Instruction B.3 of Form 8-K are not required to be filed herewith.
The unaudited interim consolidated financial statements of Parkland for the three and nine months ended September 30, 2025 and 2024 are filed as Exhibit 99.1 hereto and incorporated by reference herein.
(b)  Pro Forma Financial Information.
The unaudited pro forma combined financial information is filed as Exhibit 99.2 hereto and is incorporated by reference herein.
•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024;
•Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2025;
•Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2025; and
•Notes to the Unaudited Pro Forma Combined Financial Statements.
(d)  Exhibits.

Exhibit Number	Exhibit Description

99.1	Parkland interim condensed consolidated financial statements (unaudited) for the three and nine months ended September 30, 2025 and 2024

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Sunoco

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
		By:	Sunoco GP LLC, its general partner
Date:	January 16, 2026	By:	/s/ Dylan A. Bramhall
Dylan A. Bramhall
Chief Financial Officer